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                                                                   EXHIBIT 10.23

                                                                  EXECUTION COPY

                         DIRECTOR RESIGNATION AGREEMENT
                                (RANDALL BREWER)

      This Director Resignation Agreement ("RESIGNATION AGREEMENT"), dated as of July 23, 2004, is among Intermountain Community Bancorp, an Idaho corporation ("INTERMOUNTAIN"), Snake River Bancorp, Inc., an Idaho corporation ("SNAKE RIVER"), and Randall Brewer, a director (the "DIRECTOR") of Snake River.

                                     RECITAL

      In connection with the Plan and Agreement of Merger (the "MERGER AGREEMENT") dated as of the date hereof, whereby, among other things, Snake River will merge with and into Intermountain (the "TRANSACTION"), the Director hereby agrees as follows:

                                    AGREEMENT

1. RESIGNATION. The Director hereby tenders his resignation from the Boards of Directors of Snake River and Magic Valley Bank, Snake River's wholly owned subsidiary, effective only upon the closing of the Transaction.

2.    MISCELLANEOUS.

      a. Counterparts. This Resignation Agreement may be executed in one or more counterparts, including facsimile counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same document.

      b. Governing Law. This Resignation Agreement will be deemed a contract made under, and for all purposes will be construed in accordance with, the laws of the State of Idaho.

Signed effective as of July 23, 2004.

INTERMOUNTAIN COMMUNITY BANCORP           SNAKE RIVER BANCORP, INC.

By /s/ Curt Hecker                        By /s/ Phillip Bratton
   ------------------------------------      -----------------------------------
   Curt Hecker                               Phillip Bratton
   President & Chief Executive Officer       President & Chief Executive Officer

DIRECTOR:

/s/ Randall Brewer
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Randall Brewer